[PHOTO]
SEMIANNUAL REPORT APRIL 30, 2000


OPPENHEIMER
WORLD BOND FUND

[OPPENHEIMER LOGO]

            CONTENTS

1  President's Letter

3  An Interview with Your Fund's Managers

8  Financial Statements

34 Officers and Trustees

REPORT HIGHLIGHTS
------------------------------------------------------------------------------

Of the various foreign markets, EMERGING-MARKET BONDS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE.

WE TOOK ADVANTAGE OF WEAKNESS IN U.S. MORTGAGE-BACKED SECURITIES to add what we believed were a number of compelling high-quality holdings.

We believe that THE FUND'S HOLDINGS MAY BENEFIT AS THE GLOBAL FIXED-INCOME INVESTMENT ENVIRONMENT AND DEMAND FOR HIGHER-YIELDING SECURITIES IMPROVES.


CUMULATIVE
TOTAL RETURNS*
For the 6-Month Period
Ended 4/30/00

Class A
Without           With
Sales Chg.        Sales Chg.
------------------------------------
3.44%             -1.47%

Class B
Without           With
Sales Chg.        Sales Chg.

------------------------------------
2.94%             -1.99%

Class C
Without           With
Sales Chg.        Sales Chg.

------------------------------------
2.92%             1.93%

*SEE NOTES ON PAGE 7 FOR FURTHER DETAILS.

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
World Bond Fund

PRESIDENT'S LETTER

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may have assumed too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance."

    Several months ago, Alan Greenspan, the Chairman of the Federal Reserve Board, stated his view that the spectacular returns some sectors of the market were then experiencing may have been partly responsible for pushing our economy to growth rates that could lead to higher inflation. Today it is clear that the dramatic rise in the prices of a narrow segment of the market created enormous wealth for some investors. The result of this newfound wealth has been a substantial increase in spending that the Federal Reserve Board believes could threaten the healthy growth of our economy.

    That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed has been attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

    The implications of the Fed's resolve are clear: investors must continue to be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth often reduces corporate earnings and puts downward pressure on stock prices. Highly valued stocks can be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has been cautioning investors against the expectation that the types of returns seen in the recent bull market will last forever.

                         1 OPPENHEIMER WORLD BOND FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

    Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

    While some "new economy" stocks have risen over the last year, many so-called "old economy" stocks are selling at low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor.

    What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include con-sidering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuations, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

    We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL
Bridget A. Macaskill
May 19, 2000

                         2 OPPENHEIMER WORLD BOND FUND

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM(L TO R)
Art Steinmetz
Ruggero de' Rossi

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER WORLD BOND FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 2000?

A. We are generally pleased with the Fund's returns in what has been a mixed bag for global bond markets. During the six-month reporting period, stronger than expected economic growth throughout the world fueled concerns that inflationary pressures might reemerge. As a result, tighter monetary policy worldwide pushed many bond yields higher. Because bond yields and prices generally move in opposite directions, higher interest rates eroded the value of many fixed income securities. However, by focusing on what we believed were the highest yielding, positive performing sectors of the global bond market, we were able to provide a competitive yield in a declining market.(1)

WHAT WAS THE ECONOMIC ENVIRONMENT LIKE DURING THE PERIOD?

When the reporting period began on November 1, 1999, it had become apparent that many of the world's economies were growing robustly. The emerging markets of Asia, Eastern Europe and, to a lesser extent, Latin America, had made a remarkable recovery from the 1998 global financial crisis. Many developed markets stabilized, with most European economies experiencing moderate growth, while Japan's economy showed only budding signs of recovery after nearly a decade of recession.

1. Investing in foreign bonds, especially in emerging markets, entails higher expenses and risks, such as foreign currency fluctuations. Investing in high yield junk bonds carries greater risk of volatility and default. Please see the prospectus for more information on the risks of investing in the Fund.


                         3 OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

"Although the past six months have been challenging for many bonds, our focus on high-yielding securities helped enhance the Fund's performance."

    In the United States, the economy was robust, but a combination of tight labor markets, rising commodity prices and high levels of consumer borrowing raised fears of higher inflation down the road. Additionally, Federal Reserve Chairman Alan Greenspan voiced concern over the "wealth effect," as stock valuations continued to rise and income from investments in the stock market fueled vigorous household spending. Questioning the economy's ability to sustain its rapid growth, the Federal Reserve Board continued to raise short-term interest rates, with additional hikes in November, February and March.

    While many bond investors were prepared for these moves, they were less so for the U.S. Treasury Department's buyback program, announced in late January of this year. This repurchase of a larger-than-expected portion of outstanding Treasury debt created an acute imbalance between supply and demand for U. S. Treasury securities, particularly on the long end of the maturity spectrum. With long bonds already in short supply, increased demand drove prices up dramatically. However, as yields on longer-term bonds dipped below yields on shorter issues, inverting the yield curve, longer issues still in circulation became even more valuable.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We have focused on seeking to maximize income in a rising interest rate environment. We generally avoided lower yielding securities from countries with relatively low rates of economic growth. Instead, we emphasized higher yielding bonds from countries with strong economies. Focusing on credit-sensitive rather than interest rate-sensitive bonds helped provide above-average income streams, which helped offset the effects of declining bond prices.

                         4 OPPENHEIMER WORLD BOND FUND

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 3/31/00(2)
Class A
1-Year    5-Year    10-Year
----------------------------------------
6.36%     7.21%     7.15%

Class B             Since
1-Year    5-Year    Inception
----------------------------------------
5.81%     N/A       0.94%

Class C             Since
1-Year    5-Year    Inception
----------------------------------------
9.81%     N/A       2.66%

Because of ongoing market volatility,
the Fund's returns may fluctuate and may be less than the results shown.

-----------------------------------------
STANDARDIZED YIELDS(3)
For the 30-days Ended 4/30/00
-----------------------------------------
Class A             9.26%
-----------------------------------------
Class B             8.92
-----------------------------------------
Class C             8.91


WHERE HAVE YOU FOUND THE MOST ATTRACTIVE OPPORTUNITIES FOR INVESTMENT DURING THE PAST SIX MONTHS?

Of the various international markets, emerging-market bonds contributed the most to performance. Consistent with our value orientation, we purchased many of our current holdings in 1998, when they fell out of favor due to the global financial crisis. As market conditions and investor interest have improved, we have taken a more aggressive stance.

    On the other hand, our holdings of foreign bonds from many developed markets were negatively influenced by the strength of the U.S. dollar relative to most European currencies, including the euro. Many European economies were growing at slower rates than the U.S. economy, making U.S. investments relatively more attractive to domestic and foreign investors alike. However, we believe there are investment opportunities in the United Kingdom and many Scandinavian countries.

    In the United States, we allocated part of the portfolio to "spread products" such as mortgage-backed securities. These types of securities typically provide extra yield above Treasuries, and generally perform better in a rising-rate environment. Throughout the last six months, we sought to take advantage of weakness in the mortgage-backed securities sector to add what we believed were a number of compelling high-quality holdings.

(2.) See Notes on page 7 for further details
(3.) Standardized yield is based on net investment income for the 30-day period ended April 30, 2000. Falling share prices will tend to artificially raise yields.

                          5 OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

REGIONAL ALLOCATION
Percentage of invested assets(4)

[PIE CHART]

United States/
Canada              53.0%

Latin America       15.9

Europe              15.1

Asia                 7.5

Emerging
Europe               5.7

Middle East/
Africa               2.8

WHAT IS YOUR OUTLOOK OVER THE FORESEEABLE FUTURE?

We remain optimistic. We expect the Federal Reserve and other central banks to employ tighter monetary policy until they see evidence that inflation will remain under control. In our view, U.S. investors could expect to see several more interest-rate increases, which we believe have already been priced into long-term bond yields. Because of its size and scope, the U.S. economy influences many worldwide markets. However, we believe that any further price erosion among longer-term bonds should be limited.

    We will seek to continue to manage the Fund in a way that takes advantage of the changing relationships among the various sectors of the global bond market. In fact, adhering to our long-term investment discipline is just one of the many reasons why Oppenheimer World Bond Fund is an important part of The Right Way to Invest.




TOP TEN COUNTRY HOLDINGS(4)
-----------------------------------------------------------------------------
United States                                                           49.8%
-----------------------------------------------------------------------------
Mexico                                                                   5.0
-----------------------------------------------------------------------------
France                                                                   4.0
-----------------------------------------------------------------------------
Argentina                                                                3.7
-----------------------------------------------------------------------------
Canada                                                                   3.2
-----------------------------------------------------------------------------
Russia                                                                   3.1
-----------------------------------------------------------------------------
Brazil                                                                   2.8
-----------------------------------------------------------------------------
Italy                                                                    2.8
-----------------------------------------------------------------------------
Korea, Republic of (South)                                               2.0
-----------------------------------------------------------------------------
Algeria                                                                  1.8

(4.) Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of investments.

                         6 OPPENHEIMER WORLD BOND FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns and yields shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares of the Fund were first publicly offered on 11/23/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%. Class A shares are subject to an annual 0.25% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 4/27/98. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 4/27/98. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         7 OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS April 30, 2000 / Unaudited
--------------------------------------------------------------------------------


                                                                                PRINCIPAL          MARKET VALUE
MORTGAGE-BACKED OBLIGATIONS--11.6%                                                 AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--8.3%
----------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--7.5%
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24          $ 109,000            $ 101,199
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 197, Cl. IO, 11.248%, 4/1/28(1)                                          1,333,331              423,437
Series 199, Cl. IO, 18.28%, 8/1/28(1)                                           1,243,955              408,756
--------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates:
11.50%, 1/1/18                                                                     25,000               26,462
13%, 5/1/19                                                                       157,250              175,288
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 3/1/28                                  2,062,368            1,928,769
                                                                                                    ----------
                                                                                                      3,063,911
---------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.8%
Government National Mortgage Assn.:
7.50%, 5/15/24                                                                     34,068               33,626
7.50%, 1/15/26(2,3)                                                               265,064              261,123
11%, 10/20/19                                                                      45,525               49,030
                                                                                                    ----------
                                                                                                       343,779
----------------------------------------------------------------------------------------------------------------
PRIVATE--3.3%
---------------------------------------------------------------------------------------------------------------
COMMERCIAL--3.3%
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 25.531%, 12/25/20(1,4)           5,003,131               62,539
---------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(4)                             190,000              169,100
---------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, Cl. C, 7.993%, 7/25/06(4,5)                       200,000              182,625
---------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl. D, 7.777%, 6/15/21(5)                           107,226              105,007
---------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. E, 7.416%, 3/15/06(4,5)                         553,342              456,248
---------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(6)                           250,000              205,879
---------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                              84,164               75,965
---------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
Series 1995-C4, Cl. E, 8.744%, 6/25/26(4,5)                                       100,000               96,625
                                                                                                     ----------
                                                                                                     1,353,988
                                                                                                     ----------
Total Mortgage-Backed Obligations (Cost $4,762,029)                                                  4,761,678


---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--16.7%

U.S. Treasury Bonds:
8.875%, 2/15/19                                                                   275,000              351,570
STRIPS, 5.97%, 11/15/18(7)                                                      4,050,000            1,308,109
STRIPS, 6.24%, 2/15/20(7)                                                         837,000              601,979


                          8 OPPENHEIMER WORLD BOND FUND

                                                                                Principal           Market Value
                                                                                   Amount             See Note 1
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.25%, 5/15/04                                                                 $3,000,000           $2,862,189
5.625%, 11/30/00                                                                  750,000              746,954
7%, 7/15/06(8)                                                                  1,000,000            1,023,438
                                                                                                    -----------
Total U.S. Government Obligations (Cost $7,001,867)                                                  6,894,239

---------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--36.0%
---------------------------------------------------------------------------------------------------------------
ARGENTINA--3.5%
Argentina (Republic of) Bonds, Series PRE3, 2.951%, 9/1/02(5)[ARP]                370,335              333,054
---------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Disc. Bonds, 6.875%, 3/31/23(5)                           288,000              245,880
---------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                        299,000              294,365
---------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Series PBA1, 2.951%, 4/1/07(5) [ARP]            241,534              173,103
---------------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                       460,000              407,385
                                                                                                    ----------
                                                                                                     1,453,787

---------------------------------------------------------------------------------------------------------------
BRAZIL--2.6%
Brazil (Federal Republic of) Bonds:
12.25%, 3/6/30                                                                     45,000               41,242
Series 15 yr., 7.437%, 4/15/09(5)                                                 132,000              108,570
--------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds:
Series 18 yr., 7.437%, 4/15/12(5)                                                 695,000              502,137
Series 20 yr., 6.916%, 4/15/14                                                    277,067              199,488
--------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds:
7.375%, 4/15/06(5)                                                                 68,820               61,594
7.375%, 4/15/06(5)                                                                199,950              178,955
                                                                                                    ----------
                                                                                                     1,091,986

--------------------------------------------------------------------------------------------------------------
BULGARIA--0.3%
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.75%, 7/28/12(5)                                                      150,000              104,625
--------------------------------------------------------------------------------------------------------------
CANADA--3.1%
Canada (Government of) Bonds:
1.90%, 3/23/09 [JPY]                                                           33,000,000              310,794
7%, 12/1/06 [CAD]                                                               1,350,000              949,036
                                                                                                    ----------
                                                                                                     1,259,830

--------------------------------------------------------------------------------------------------------------
COLOMBIA--0.3%
Colombia (Republic of) Bonds, 9.75%, 4/23/09                                      160,000              126,000
--------------------------------------------------------------------------------------------------------------
DENMARK--0.5%
Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK]                                        1,673,000              203,566
--------------------------------------------------------------------------------------------------------------
FRANCE--3.7%
France (Government of) Obligations Assimilables du Tresor Bonds,
5.50%, 4/25/10 [EUR]                                                            1,020,000              936,339
--------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts., 3.50%, 7/12/04 [EUR]                        705,000              607,083
                                                                                                    ----------
                                                                                                     1,543,422

                         9 OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued


                                                                              Principal           Market Value
                                                                                 Amount             See Note 1
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS Continued
--------------------------------------------------------------------------------------------------------------
GERMANY--1.2%
Germany (Republic of) Bonds:
6.25%, 4/26/06 [EUR]                                                                  460           $      442
Series 95, 7.375%, 1/3/05 [DEM]                                                    85,000               84,540
Series 97, 6%, 1/4/07 [EUR]                                                        30,000               28,452
Series 125, 5%, 11/12/02 [EUR]                                                    400,000              366,343
                                                                                                    ----------
                                                                                                       479,777

--------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--1.2%
United Kingdom Treasury Bonds, 5.75%, 12/7/09 [GBP]                                90,000              146,747
--------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 10%, 9/8/03 [GBP]                                   210,000              365,741
                                                                                                    ----------
                                                                                                       512,488

--------------------------------------------------------------------------------------------------------------
GREECE--0.4%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08 [GRD]                             53,300,000              166,351

--------------------------------------------------------------------------------------------------------------
ITALY--2.6%

Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:

6.75%, 2/1/07 [EUR]                                                               430,000              421,052
9.50%, 2/1/06 [EUR]                                                               575,000              630,736
10.50%, 9/1/05 [EUR]                                                               30,810               34,768
                                                                                                    ----------
                                                                                                     1,086,556

--------------------------------------------------------------------------------------------------------------
IVORY COAST--0.2%
Ivory Coast (Government of) Past Due Interest Bonds, Series F, 1.90%,
3/29/18(9) [FRF]                                                                3,899,750               92,103
--------------------------------------------------------------------------------------------------------------
JAPAN--0.8%
Japan (Government of) 10 yr. Bonds:
Series 135, 7.20%, 12/20/00 [JPY]                                               5,400,000               52,069
Series 136, 6.90%, 12/20/00 [JPY]                                              27,500,000              264,377
                                                                                                    ----------
                                                                                                       316,446

--------------------------------------------------------------------------------------------------------------
JORDAN--0.8%
Hashemite (Kingdom of Jordan) Disc. Bonds, 7%, 12/23/23(5)                        405,000              320,962
--------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF (SOUTH)--1.0%
Korea (Republic of) Bonds, 8.875%, 4/15/08                                        410,000              423,838
--------------------------------------------------------------------------------------------------------------
MEXICO--0.8%
Petroleos Mexicanos Debs., 14.50%, 3/31/06 [GBP]                                  100,000              196,805
--------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
11.375%, 9/15/16                                                                    3,000                3,402
Series A, 7.313%, 12/31/19(5)                                                      50,000               49,125
--------------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series W-A, 6.25%, 12/31/19                                                        15,000               12,375
Series W-B, 6.25%, 12/31/19                                                        35,000               28,875
--------------------------------------------------------------------------------------------------------------
United Mexican States Disc. Bonds:
Series B, 6.942%, 12/31/19(5)                                                      25,000               24,539
Series C, 6.836%, 12/31/19(5)                                                      25,000               24,563
                                                                                                    ----------
                                                                                                       339,684

                         10 OPPENHEIMER WORLD BOND FUND


                                                                               Principal           Market Value
                                                                                  Amount             See Note 1
---------------------------------------------------------------------------------------------------------------
NORWAY--1.3%
Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]                             4,480,000            $ 532,873
--------------------------------------------------------------------------------------------------------------
PANAMA--0.5%
Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(5)                   48,000               37,920
--------------------------------------------------------------------------------------------------------------
Panama (Republic of) Past Due Interest Debs., 6.381%, 7/17/16(5)                  191,353              154,518
                                                                                                    ----------
                                                                                                       192,438

--------------------------------------------------------------------------------------------------------------
PERU--1.4%
Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(7)                     1,208,978              566,890
--------------------------------------------------------------------------------------------------------------
POLAND--0.7%
Poland (Republic of) Bonds:
13%, 2/12/01 [PLZ]                                                                726,000              156,331
Series 0602, 12%, 6/12/02 [PLZ]                                                   267,000               55,262
Series 5 yr., 12%, 2/12/02 [PLZ]                                                  292,000               60,526
                                                                                                    ----------
                                                                                                       272,119

--------------------------------------------------------------------------------------------------------------
RUSSIA--2.7%
Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(9,10)      1,701,000              467,775
--------------------------------------------------------------------------------------------------------------
Russian Federation Bonds, 2.25%, 3/31/30(5,11)                                    440,000              147,675
--------------------------------------------------------------------------------------------------------------
Russian Federation Unsec. Unsub. Nts.:
8.75%, 7/24/05                                                                    294,000              209,475
10%, 6/26/07                                                                      356,000              255,430
12.75%, 6/24/28                                                                    32,000               26,080
                                                                                                    ----------
                                                                                                     1,106,435

--------------------------------------------------------------------------------------------------------------
SLOVAKIA--0.8%
Vseobenona Uverova Banka Unsec. Sub. Nts., 7.75%, 12/28/06(5)                     380,000              323,000
--------------------------------------------------------------------------------------------------------------
SPAIN--0.9%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
8.80%, 4/30/06 [EUR]                                                              180,000              192,621
10%, 2/28/05 [EUR]                                                                180,000              196,767
                                                                                                    ----------
                                                                                                       389,388

--------------------------------------------------------------------------------------------------------------
SWEDEN--0.7%
Sweden (Kingdom of) Bonds, Series 1034, 9%, 4/20/09 [SEK]                       2,000,000              278,737
--------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--1.4%
The Netherlands (Government of) Bonds:
6%, 1/15/06 [EUR]                                                                 105,000               99,275
7.75%, 3/1/05 [EUR]                                                               480,000              485,103
                                                                                                    ----------
                                                                                                       584,378

--------------------------------------------------------------------------------------------------------------
TURKEY--0.3%
Turkey (Republic of) Sr. Unsec. Unsub. Nts., 11.875%, 1/15/30                     125,000              135,631
--------------------------------------------------------------------------------------------------------------
VENEZUELA--1.7%
Venezuela (Republic of) Disc. Bonds, Series DL, 7%, 12/18/07(5)                   575,999              452,160
--------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds, Series A, 7.125%, 12/18/05(5)            310,588              245,171
--------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Unsec. Bonds, 13.625%, 8/15/18                             15,000               13,688
                                                                                                    ----------
                                                                                                       711,019

                         11 OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued


                                                                              Principal           Market Value
                                                                                 Amount             See Note 1
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS Continued
--------------------------------------------------------------------------------------------------------------
VIETNAM--0.6%
Vietnam (Government of) Bonds, 3.25%, 3/12/28(5)                          $       740,000        $     233,100
                                                                                                     ----------
Total Foreign Government Obligations (Cost $15,570,546)                                             14,847,429
--------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--3.0%

Algeria (Republic of) Reprofiled Debt Loan Participation Nts., Tranche
1,7.188%, 9/4/06(4,5)                                                             548,181              442,657

--------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust III Nts., Tranche 3, 1%, 3/4/10(4,5) [JPY]         23,800,000              130,479
--------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(4) [JPY]            16,200,000              145,774
--------------------------------------------------------------------------------------------------------------
ING Barings LLC, Bank Mandiri Loans, Series 5C, 7.313%, 6/1/05(4,5)               250,000              204,375
--------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Gtd. Nts.:
Series 3 yr., 9.625%, 8/25/01(4,5)                                                180,000              163,800
Series 4 yr., 9.875%, 8/25/02(4,5)                                                 90,000               78,750
--------------------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement, Tranche A, 1.058%,
9/30/00(4,5) [JPY]                                                              9,554,472               80,449
                                                                                                    ----------
Total Loan Participations (Cost $1,095,779)                                                          1,246,284
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--7.6%

AB Spintab, 5.50% Bonds, Series 169, 9/17/03 [SEK]                                900,000               99,462
--------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/1999(4,9,10) [IDR]       850,000,000               16,088
--------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(9,10)          2,000                   --
--------------------------------------------------------------------------------------------------------------
Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(6)                    250,000               75,625
--------------------------------------------------------------------------------------------------------------
Export-Import Bank of Japan, 4.375% Unsec. Nts., 10/1/03 [JPY]                 24,000,000              249,071
--------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.875% Sr. Unsec. Nts., 6/7/02 [GBP]             290,000              455,358
--------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04 [GBP]              60,000               93,794
--------------------------------------------------------------------------------------------------------------
Hanvit Bank:
0%/12.75% Unsec. Sub. Nts., 3/1/10(6,12)                                          315,000              318,938
0%/12.75% Unsec. Sub. Nts., 3/1/10(12)                                             40,000               40,500
--------------------------------------------------------------------------------------------------------------
Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                                 200,000              190,500
--------------------------------------------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(12) [DEM]                       200,000               68,260
--------------------------------------------------------------------------------------------------------------
Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09 [EUR]                              100,000               95,459
--------------------------------------------------------------------------------------------------------------
NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series B, 4/1/08 [GBP]                    65,000               95,609
--------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(4,9,10)             185,000                6,475
--------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
11% Nts., 6/18/03(4,9,10)                                                          50,000                6,500
20% Nts., 3/6/00(9,10) [IDR]                                                1,000,000,000               16,404
24% Nts., 6/19/03(9,10) [IDR]                                                 492,900,000                8,085
--------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd., 10.25% Unsec. Debs., Series B, 1/15/97                  520,000              481,310
--------------------------------------------------------------------------------------------------------------
SanLuis Corp., SA de CV, 8.875% Sr. Unsec. Nts., 3/18/08                          190,000              172,900
--------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 0%/9.875% Sr. Nts., 4/15/09(6,12) [GBP]              160,000              145,839
--------------------------------------------------------------------------------------------------------------
Transportacion Maritima Mexicana SA de CV, 10% Sr. Unsec. Nts., 11/15/06          145,000              119,988
--------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(6)                   184,770              100,700
--------------------------------------------------------------------------------------------------------------
Westpac Banking, 0.875% Sr. Unsec. Unsub. Bonds, 9/22/03 [JPY]                 28,000,000              258,976
                                                                                                    ----------
Total Corporate Bonds and Notes (Cost $3,754,459)                                                    3,115,841

                         12 OPPENHEIMER WORLD BOND FUND


                                                                                                  Market Value
                                                                                  Shares            See Note 1
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.1%
Optel, Inc.(4,10)                                                                      45              $     1
--------------------------------------------------------------------------------------------------------------
Price Communications Corp.                                                          1,105               22,376
                                                                                                    ----------
Total Common Stocks (Cost $11)                                                                          22,377



                                                                                      UNITS
---------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

Gothic Energy Corp. Wts., Exp. 1/23/03                                                206                   --
--------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 1/23/03(4)                                             119                    1
--------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/1/04(4)                                              350                   --
--------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05                                           495               10,817
--------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(4)                                50                  594
--------------------------------------------------------------------------------------------------------------
Mexico Value Rts., Exp. 6/30/03                                                    30,000                   --
--------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(6)                               100                8,500
--------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc. Wts., Exp. 6/30/05(4)                           640                   64
                                                                                                    ----------
Total Rights, Warrants and Certificates (Cost $1,731)                                                   19,976



                                                                                 PRINCIPAL
                                                                                    AMOUNT
--------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS--3.2%

Citibank NA (Nassau Branch), Mexican Peso Linked Nts.:
18.85%, 3/3/03 [MXN]                                                            4,351,530              444,560
26.10%, 10/29/01 [MXN]                                                          1,828,750              205,342
27.40%, 9/20/01                                                                   338,000              356,421
--------------------------------------------------------------------------------------------------------------
Citibank NA (New York), Mexican Peso Linked Nts., 23.95%, 11/5/01 [MXN]         1,816,800              199,851
--------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch), Russian OFZ Linked Nts.:
Series 25030, Zero Coupon, 146.53%, 12/15/01(4,7) [RUR]                           259,000                3,983
Series 27001, 25%, 2/6/02(4,5) [RUR]                                              167,330                3,489
Series 27002, 25%, 5/22/02(4,5) [RUR]                                              75,800                1,502
Series 27003, 25%, 6/5/02(4,5) [RUR]                                               75,800                1,500
Series 27004, 24.868%, 9/18/02(4,5) [RUR]                                          83,250                1,593
Series 27005, 24.868%, 10/9/02(4,5) [RUR]                                         137,770                2,562
Series 27006, 24.868%, 1/22/03(4,5) [RUR]                                          83,320                1,495
Series 27007, 25%, 2/5/03(4,5) [RUR]                                               83,450                1,497
Series 27008, 25%, 5/21/03(4,5) [RUR]                                              75,800                1,316
Series 27009, 25%, 6/4/03(4,5) [RUR]                                              357,620                6,190
Series 27009, 25%, 6/4/03(4,5) [RUR]                                              772,702               13,374
Series 27010, 24.868%, 9/17/03(4,5) [RUR]                                          75,800                1,276
Series 27011, 24.868%, 10/8/03(4,5) [RUR]                                         420,370                6,820
Series 28001, 24.868%, 1/21/04(4,5) [RUR]                                          75,800                1,221
Series L, 24.868%, 9/18/02(4,5) [RUR]                                              68,820                1,317
Series L, 24.868%, 10/9/02(4,5) [RUR]                                              68,820                1,280
Series L, 24.868%, 1/22/03(4,5) [RUR]                                              68,820                1,235
Series L, 24.868%, 9/17/03(4,5) [RUR]                                              68,820                1,158
Series L, 24.868%, 10/8/03(4,5) [RUR]                                              68,820                1,117
Series L, 24.868%, 1/21/04(4,5) [RUR]                                              68,820                1,109
Series L, 25%, 2/6/02(4,5) [RUR]                                                   68,820                1,435
Series L, 25%, 5/22/02(4,5) [RUR]                                                  68,820                1,363
Series L, 25%, 6/5/02(4,5) [RUR]                                                   68,820                1,362
Series L, 25%, 2/5/03(4,5) [RUR]                                                   68,820                1,235

                         13 OPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued
--------------------------------------------------------------------------------


                                                                              Principal           Market Value
                                                                                 Amount             See Note 1
--------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Continued

Series L, 25%, 5/21/03(4,5) [RUR]                                                  68,820          $     1,195
Series L, 25%, 6/4/03(4,5) [RUR]                                                   68,820                1,191
Series L, Zero Coupon, 53.77%, 12/15/01(4,7) [RUR]                                235,000                3,614
ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01                  550               50,649
                                                                                                    ----------
Total Structured Instruments (Cost $1,368,226)                                                       1,323,252



                                              DATE              STRIKE           CONTRACTS
--------------------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.2%
Australian Dollar Call                      7/3/00            AUD0.630            270,000                  186
--------------------------------------------------------------------------------------------------------------
South Korean Won Call                       6/1/00           KRW1100.0        704,000,000                2,021
--------------------------------------------------------------------------------------------------------------
Thailand Baht Call(4)                      12/6/00            THB38.00         97,090,000               65,147
                                                                                                    ----------
Total Options Purchased (Cost $71,988)                                                                  67,354


                                                                                PRINCIPAL
                                                                                   AMOUNT
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--16.8%
Repurchase agreement with Deutsche Bank Securities Inc., 5.70%, dated 4/28/00, to be repurchased at $6,903,278 on 5/1/00, collateralized by U.S. Treasury
Bonds, 5.25%-11.625%, 11/15/02-2/15/29, with a value
of $7,057,579 (Cost $6,900,000)                                                $6,900,000            6,900,000
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $40,526,636)                                       95.2%          39,198,430
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                       4.8            1,988,606
                                                                               -------------------------------
NET ASSETS                                                                          100.0%         $41,187,036
                                                                               ===============================




FOOTNOTES TO STATEMENT OF INVESTMENTS
PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

ARP     Argentine Peso                                  IDR     Indonesian Rupiah
AUD     Australian Dollar                               JPY     Japanese Yen
CAD     Canadian Dollar                                 KRW     South Korean Won
DEM     German Mark                                     MXN     Mexican Nuevo Peso
DKK     Danish Krone                                    NOK     Norwegian Krone
EUR     Euro                                            PLZ     Polish Zloty
FRF     French Franc                                    RUR     Russian Ruble
GBP     British Pound Sterling                          SEK     Swedish Krona
GRD     Greek Drachma                                   THB     Thailand Baht

(1.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
(2.) Option footnote: Note: Insert worksheet option.
(3.) A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
(4.) Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.
(5.) Represents the current interest rate for a variable or increasing rate security.

                         14 OPPENHEIMER WORLD BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

(6.) Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $855,481 or 2.08% of the Fund's net assets as of April 30, 2000.
(7.) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(8.) Securities with an aggregate market value of $118,312 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
(9.) Issuer is in default.
(10.) Non-income-producing security.
(11.) When-issued security to be delivered and settled after April 30, 2000. (12.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:



 GEOGRAPHICAL DIVERSIFICATION                                                  MARKET VALUE             PERCENT
----------------------------------------------------------------------------------------------------------------
 United States                                                                $ 19,492,385                 49.8%
 Mexico                                                                          1,939,444                  5.0
 France                                                                          1,543,421                  4.0
 Argentina                                                                       1,453,788                  3.7
 Canada                                                                          1,268,330                  3.2
 Russia                                                                          1,223,513                  3.1
 Brazil                                                                          1,091,988                  2.8
 Italy                                                                           1,086,557                  2.8
 Korea, Republic of (South)                                                        783,275                  2.0
 Algeria                                                                           718,909                  1.8
 Venezuela                                                                         711,018                  1.8
 Great Britain                                                                     658,327                  1.7
 The Netherlands                                                                   584,378                  1.5
 Japan                                                                             565,517                  1.4
 Norway                                                                            532,873                  1.4
 Peru                                                                              566,890                  1.4
 Indonesia                                                                         500,478                  1.3
 Germany                                                                           479,777                  1.2
 India                                                                             481,310                  1.2
 Poland                                                                            435,838                  1.1
 Spain                                                                             389,388                  1.0
 Sweden                                                                            378,199                  1.0
 Jordan                                                                            320,963                  0.8
 Slovakia                                                                          323,000                  0.8
 Australia                                                                         258,976                  0.7
 Vietnam                                                                           233,100                  0.6
 Denmark                                                                           203,566                  0.5
 Panama                                                                            192,438                  0.5
 Greece                                                                            166,351                  0.4
 Bulgaria                                                                          104,625                  0.3
 Colombia                                                                          126,000                  0.3
 Turkey                                                                            135,631                  0.3
 Chile                                                                              75,625                  0.2
 Ivory Coast                                                                        92,103                  0.2
 Trinidad & Tobago                                                                  80,449                  0.2
                                                                               ----------------------------------
 TOTAL                                                                         $39,198,430                100.0%
                                                                               ==================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         15 OPPENHEIMER WORLD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2000 / Unaudited
--------------------------------------------------------------------------------

ASSETS


Investments, at value (including repurchase agreement of $6,900,000)
(cost $40,526,636)--see accompanying statement                                                    $ 39,198,430
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                   62,092
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                     2,413,272
Interest, dividends and principal paydowns                                                             690,419
Shares of beneficial interest sold                                                                     318,332
Closed foreign currency contracts                                                                       54,945
Daily variation on futures contracts                                                                       198
Other                                                                                                      267
                                                                                                    ----------
Total assets                                                                                        42,737,955

--------------------------------------------------------------------------------------------------------------
LIABILITIES

Bank overdraft                                                                                         512,349
--------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                  113,673
--------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,192)--see accompanying statement                         2,684
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $161,311 purchased on a when-issued basis)                            518,325
Dividends                                                                                              140,231
Trustees' compensation                                                                                  78,086
Shareholder reports                                                                                     75,049
Closed foreign currency contracts                                                                       24,901
Transfer and shareholder servicing agent fees                                                           23,241
Shares of beneficial interest redeemed                                                                  20,640
Distribution and service plan fees                                                                       7,005
Other                                                                                                   34,735
                                                                                                    ----------
Total liabilities                                                                                    1,550,919

--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $41,187,036
                                                                                                   ===========

--------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS

Par value of shares of capital stock                                                               $    58,780
--------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                          51,898,243
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                     54,544
--------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                       (9,448,904)
--------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                            (1,375,627)
                                                                                                   -----------
NET ASSETS                                                                                         $41,187,036
                                                                                                   ===========

                         16 OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $34,790,384 and 4,965,320 shares of beneficial interest outstanding)                                  $7.01
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                 $7.36
--------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $4,962,447 and 707,832 shares of beneficial interest outstanding)                                     $7.01
--------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
assets of $1,434,205 and 204,913 shares of beneficial interest outstanding)                              $7.00


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         17 OPPENHEIMER WORLD BOND FUND

STATEMENT OF OPERATIONS  UNAUDITED
--------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED APRIL 30, 2000
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME


 Interest                                                                                          $  2,332,916
---------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $11)                                                         65
                                                                                                   ------------
 Total income                                                                                         2,332,981

---------------------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                                        148,035
---------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                 34,733
 Class B                                                                                                 19,305
 Class C                                                                                                  5,879
---------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                           46,003
---------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                     27,325
---------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                             22,754
---------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                              8,360
---------------------------------------------------------------------------------------------------------------
 Other                                                                                                   13,404
                                                                                                    -----------
 Total expenses                                                                                         325,798
 Less expenses paid indirectly                                                                           (3,845)
                                                                                                    -----------
 Net expenses                                                                                           321,953

---------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                                2,011,028

---------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                                  568,661
 Closing of futures contracts                                                                           378,595
 Closing and expiration of option contracts written                                                       6,123
 Foreign currency transactions                                                                       (1,550,466)
                                                                                                    -----------
 Net realized loss                                                                                     (597,087)

---------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                                            530,994
 Translation of assets and liabilities denominated in foreign currencies                               (710,063)
                                                                                                    -----------
 Net change                                                                                            (179,069)
                                                                                                    -----------
 Net realized and unrealized loss                                                                      (776,156)

---------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $ 1,234,872
                                                                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         18 OPPENHEIMER WORLD BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           SIX MONTHS ENDED
                                                                             APRIL 30, 2000          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                                                         $  2,011,028        $  4,341,652
--------------------------------------------------------------------------------------------------------------
Net realized loss                                                                 (597,087)         (2,898,137)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                             (179,069)          1,221,282
                                                                              --------------------------------
Net increase in net assets resulting from operations                             1,234,872           2,664,797

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                         (1,609,030)         (2,671,354)
Class B                                                                           (159,584)            (69,360)
Class C                                                                            (48,146)            (50,388)
--------------------------------------------------------------------------------------------------------------
Tax return of capital:
Class A                                                                                 --          (1,017,454)
Class B                                                                                 --             (80,561)
Class C                                                                                 --             (22,828)

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                            721,200          (3,211,011)
Class B                                                                          2,304,904           1,832,386
Class C                                                                            679,022             219,731
--------------------------------------------------------------------------------------------------------------
NET ASSETS

Total increase (decrease)                                                        3,123,238          (2,406,042)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                             38,063,798          40,469,840
                                                                              --------------------------------
End of period [including undistributed (overdistributed) net
investment income of $54,544 and $(139,724), respectively]                     $41,187,036         $38,063,798
                                                                              ================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         19 OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                           SIX MONTHS                                                      YEAR
                                                ENDED                                                     ENDED
                                       APRIL 30, 2000                                               OCTOBER 31,
 CLASS A                                  (UNAUDITED)        1999       1998        1997        1996       1995
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period           $7.10       $7.33      $8.28       $8.31       $7.91      $7.93
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income                            .37         .80        .72         .72         .73        .71
 Net realized and unrealized gain (loss)         (.13)       (.31)      (.97)       (.08)        .34       (.05)
                                              -----------------------------------------------------------------
 Total income (loss) from
 investment operations                            .24         .49       (.25)        .64        1.07        .66
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.33)       (.51)      (.64)       (.67)       (.67)      (.68)
 Tax return of capital                             --        (.21)      (.06)         --          --         --
---------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.33)       (.72)      (.70)       (.67)       (.67)      (.68)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $7.01       $7.10      $7.33       $8.28       $8.31      $7.91
                                              =================================================================
 Market value, end of period                      N/A         N/A        N/A       $8.06       $7.50      $7.00
                                              =================================================================

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             3.44%       7.07%     (3.25)%      7.94%      14.14%      8.81%

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                 N/A         N/A        N/A       16.42%      16.40%      9.09%

---------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                               $34,790     $34,553    $38,950     $54,781     $54,962    $52,340
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $34,598     $36,620    $48,542     $55,339     $53,309    $51,207
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                          10.32%      11.16%      8.94%       8.65%       9.04%      9.20%
 Expenses                                        1.57%       1.74%      1.56%4      1.20%4      1.28%4     1.24%4
 Expenses, net of indirect expenses              1.55%       1.72%        N/A       N/A         N/A        N/A
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                        75%        237%       344%        289%        261%       344%


(1.) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
(2.) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
(3.) Annualized for periods of less than one full year.
(4.) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $26,987,197 and $30,999,680, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         20 OPPENHEIMER WORLD BOND FUND



                                                                          SIX MONTHS                       YEAR
                                                                               ENDED                      ENDED
                                                                      APRIL 30, 2000                OCTOBER 31,
 CLASS B                                                                 (UNAUDITED)          1999         1998(1)
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                          $7.11         $7.34        $8.15
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                           .36           .72          .25
 Net realized and unrealized loss                                               (.15)         (.29)        (.73)
                                                                               --------------------------------
 Total income (loss) from
 investment operations                                                           .21           .43         (.48)
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                           (.31)         (.45)        (.27)
 Tax return of capital                                                            --          (.21)        (.06)
----------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                                (.31)         (.66)        (.33)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                $7.01         $7.11        $7.34
                                                                               ================================
 Market value, end of period                                                     N/A           N/A          N/A
                                                                               ================================

----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                            2.94%         6.22%       (5.93)%

----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(3)                                                N/A           N/A          N/A

----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                                                               $4,962        $2,736         $933
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                            $3,891        $1,607         $340
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)

 Net investment income                                                          9.17%        10.81%       10.97%(5)
 Expenses                                                                       2.36%         2.49%        2.74%(5,6)
 Expenses, net of indirect expenses                                             2.34%         2.47%        N/A
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                                       75%          237%         344%


(1.) For the period from April 27, 1998 (inception of offering) to October 31, 1998.
(2.) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
(3.) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
(4.) Annualized for periods of less than one full year.
(5.) This information may not be representative of future ratios.
(6.) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(7.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $26,987,197 and $30,999,680, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         21 OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


                                                                          SIX MONTHS                      YEAR
                                                                               ENDED                     ENDED
                                                                      APRIL 30, 2000               OCTOBER 31,
 CLASS C                                                                 (UNAUDITED)          1999        1998(1)
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                          $7.10         $7.33        $8.15
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                           .35           .75          .34
 Net realized and unrealized loss                                               (.14)         (.31)        (.83)
                                                                               --------------------------------
 Total income (loss) from
 investment operations                                                           .21           .44         (.49)
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                           (.31)         (.46)        (.27)
 Tax return of capital                                                            --          (.21)        (.06)
---------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                                (.31)         (.67)        (.33)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                $7.00         $7.10        $7.33
                                                                               ================================
 Market value, end of period                                                     N/A           N/A          N/A
                                                                               ================================

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                            2.92%         6.24%       (6.09)%

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(3)                                                N/A           N/A          N/A

---------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                                                               $1,434          $775         $587
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                            $1,185          $809         $253
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                                          9.09%        10.14%        9.24%(5)
 Expenses                                                                       2.35%         2.54%        2.62%(5,6)
 Expenses, net of indirect expenses                                             2.33%         2.52%        N/A
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                                       75%          237%         344%


(1.) For the period from April 27, 1998 (inception of offering) to October 31, 1998.
(2.) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
(3.) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
(4.) Annualized for periods of less than one full year.
(5.) This information may not be representative of future ratios.
(6.) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(7.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $26,987,197 and $30,999,680, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         22 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer World Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.
--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of April 30, 2000, the market value of these securities comprised 3.21% of the Fund's net assets and resulted in realized and unrealized losses of $322,391. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

                         23 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of April 30, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $161,311.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
-------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of April 30, 2000, securities with an aggregate market value of $613,430, representing 1.49% of the Fund's net assets, were in default.
-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                         24 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $8,678,000, which expires between 2002 and 2007.
    The Manager believes that for the Fund's fiscal year ending October 31, 2000, a tax return of capital is likely to occur. The dollar and per share amounts for the fiscal year are not estimable as of April 30, 2000.
-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2000, a credit of $6,368 was made for the Fund's projected benefit obligations and payments of $2,592 were made to retired trustees, resulting in an accumulated liability of $78,308 as of April 30, 2000.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                         25 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         26 OPPENHEIMER WORLD BOND FUND

===============================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the six months ended April 30, 2000 were as follows:



                                        SIX MONTHS ENDED APRIL 30, 2000              YEAR ENDED OCTOBER 31, 1999
                                             SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                      637,479         $ 4,549,603             390,587         $  2,817,009
 Dividends and/or
 distributions reinvested                   79,831             565,789             163,761            1,175,569
 Redeemed                                 (616,731)         (4,394,192)         (1,001,683)         (7,203,589)
                                           ---------------------------------------------------------------------
 Net increase (decrease)                   100,579          $  721,200            (447,335)        $(3,211,011)
                                           =====================================================================

-----------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                      391,157          $2,792,563             361,517         $  2,585,614
 Dividends and/or
 distributions reinvested                   12,762              90,542              13,053               93,470
 Redeemed                                  (81,039)           (578,201)           (116,778)           (846,698)
                                           ---------------------------------------------------------------------

 Net increase                              322,880          $2,304,904             257,792          $ 1,832,386
                                           =====================================================================

-----------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                      122,018          $  867,427             102,151           $  744,459
 Dividends and/or
 distributions reinvested                    3,278              23,219               4,047               29,065
 Redeemed                                  (29,593)           (211,624)            (77,118)           (553,793)
                                           ---------------------------------------------------------------------
 Net increase                               95,703          $  679,022              29,080           $  219,731
                                           =====================================================================


=================================================================================================================


3. UNREALIZED GAINS AND LOSSES ON SECURITIES
As of April 30, 2000, net unrealized depreciation on securities and options written of $1,329,698 was composed of gross appreciation of $1,097,776, and gross depreciation of $2,427,474.

                         27 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Fund's management fee for the six months ended April 30, 2000 was 0.75% of average annual net assets for each class of shares, annualized for periods of less than one full year.
-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.



                                  AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                                  FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
 SIX                          SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
 MONTHS                          ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
 ENDED                               SHARES      DISTRIBUTOR      DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------
 April 30, 2000                     $62,744          $19,346              $--          $73,413           $8,134

(1.) The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                    CLASS A                           CLASS B                           CLASS C
 SIX                    CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
 MONTHS                       SALES CHARGES                     SALES CHARGES                     SALES CHARGES
 ENDED              RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
 April 30, 2000                         $--                            $3,375                            $1,074


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                         28 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2000, payments under the Class A plan totaled $34,733, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2000, were as follows:


                                                                              DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                  AGGREGATE        UNREIMBURSED
                                                                               UNREIMBURSED       EXPENSES AS %
                                     TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                         UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------------
 Class B Plan                               $19,305             $17,419            $172,423                3.47%
 Class C Plan                                 5,879               3,101              16,055                1.12

                         29 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of April 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                                                            CONTRACT      VALUATION
                                                              AMOUNT          AS OF      UNREALIZED   UNREALIZED
 CONTRACT DESCRIPTION               EXPIRATION DATE           (000s) APRIL 30, 2000    APPRECIATION DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 British Pound Sterling (GBP)               5/12/00           GBP270     $422,528          $    --    $   3,540
 Euro (EUR)                                 6/27/00           EUR175      160,104               --        9,497
 Japanese Yen (JPY)                   5/8/00-6/7/00       JPY340,300    3,167,644               --       73,052
                                                                                           ---------------------
                                                                                                --       86,089
                                                                                           ---------------------

 CONTRACTS TO SELL
 Brazilian Real (BRR)                        5/2/00           BRR842      466,734               --       13,490
 British Pound Sterling (GBP)               5/15/00           GBP175      273,866            2,984
 Euro (EUR)                          5/4/00-6/27/00           EUR798      729,425           17,674          495
 Japanese Yen (JPY)                   5/8/00-6/5/00       JPY168,600    1,565,432           41,434           --
 Polish Zloty (PLZ)                          6/5/00         PLZ1,252      280,105               --        4,105
 South African Rand (ZAR)                    5/2/00         ZAR5,719      843,155               --        9,494
                                                                                           ---------------------
                                                                                            62,092       27,584
                                                                                           ---------------------
 Total Unrealized Appreciation and Depreciation                                            $62,092     $113,673
                                                                                           =====================

                         30 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
6. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2000, the Fund had outstanding futures contracts as follows:


                                                                                                     UNREALIZED
                                         EXPIRATION           NUMBER OF     VALUATION AS OF        APPRECIATION
 CONTRACT DESCRIPTION                          DATE           CONTRACTS      APRIL 30, 2000       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro-Bobl                                   6/8/00                  5            $470,550             $  2,369
 Euro-Bund                                   6/8/00                  6             574,283               11,920
                                                                                                    ------------
                                                                                                         14,289
                                                                                                    ------------
 CONTRACTS TO SELL
 Euro-Schatz                                 6/8/00                 10             931,531                 (820)
                                                                                                    ------------
                                                                                                        $13,469
                                                                                                    ============


                         31 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 2000 was as follows:


                                                           CALL OPTIONS                             PUT OPTIONS
                                          -----------------------------           -------------------------------
                                          NUMBER OF           AMOUNT OF           NUMBER OF           AMOUNT OF
                                            OPTIONS            PREMIUMS             OPTIONS            PREMIUMS
-----------------------------------------------------------------------------------------------------------------
 Options outstanding at
 October 31, 1999                                --              $   --           2,319,290             $ 12,682
 Options written                         80,000,000               8,283             270,000                1,192
 Options closed or expired              (80,000,000)             (8,283)                 --                   --
 Options exercised                               --                  --          (2,319,290)             (12,682)

                                          -----------------------------------------------------------------------
 Options outstanding at
 April 30, 2000                                  --              $   --            270,000             $  1,192
                                          =======================================================================

                         32 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of April 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of April 30, 2000 was $2,374,720, which represents 5.77% of the Fund's net assets.
-------------------------------------------------------------------------------
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended April 30, 2000.

                         33 OPPENHEIMER WORLD BOND FUND

OPPENHEIMER WORLD BOND FUND


===============================================================================
OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                Ruggero de'Rossi, Vice President
                                Arthur P. Steinmetz, Vice President
                                Andrew J. Donohue, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Robert G. Zack, Assistant Secretary

-------------------------------------------------------------------------------
 INVESTMENT ADVISOR             OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
 DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.
-------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
 SERVICING AGENT
-------------------------------------------------------------------------------
 CUSTODIAN OF                   The Bank of New York
 PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
 INDEPENDENT AUDITORS           KPMG LLP
-------------------------------------------------------------------------------
 LEGAL COUNSEL                  Mayer, Brown & Platt

                                The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                                This is a copy of a report to shareholders of Oppenheimer World
                                Bond Fund. This report must be preceded or accompanied by a
                                Prospectus of Oppenheimer World Bond Fund. For material
                                information concerning the Fund, see the Prospectus.

                                SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF
                                ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE
                                FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS,
                                INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                                DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY
                                10048-0203.

 (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                         34 OPPENHEIMER WORLD BOND FUND

OPPENHEIMERFUNDS FAMILY
================================================================================

-----------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY

                                Developing Markets Fund                 Global Fund
                                International Small Company Fund        Quest Global Value Fund
                                Europe Fund                             Global Growth & Income Fund
                                International Growth Fund
-----------------------------------------------------------------------------------------------------------------
 EQUITY

                                Stock                                   Stock & Bond
                                Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
                                Discovery Fund                          Quest Opportunity Value Fund
                                Main Street(R) Small Cap Fund           Total Return Fund
                                Quest Small Cap Value Fund              Quest Balanced Value Fund
                                MidCap Fund                             Capital Income Fund(2)
                                Capital Appreciation Fund               Multiple Strategies Fund
                                Growth Fund                             Disciplined Allocation Fund
                                Disciplined Value Fund                  Convertible Securities Fund
                                Quest Value Fund
                                Trinity Growth Fund                     Specialty
                                Trinity Core Fund                       Real Asset Fund
                                Trinity Value Fund                      Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------------------------------
 FIXED INCOME

                                Taxable                                 Municipal
                                International Bond Fund                 California Municipal Fund(3)
                                World Bond Fund                         Main Street(R) California Municipal Fund(3)
                                High Yield Fund                         Florida Municipal Fund(3)
                                Champion Income Fund                    New Jersey Municipal Fund(3)
                                Strategic Income Fund                   New York Municipal Fund(3)
                                Bond Fund                               Pennsylvania Municipal Fund(3)
                                Senior Floating Rate Fund               Municipal Bond Fund
                                U.S. Government Trust                   Insured Municipal Fund
                                Limited-Term Government Fund            Intermediate Municipal Fund

                                                                        Rochester Division
                                                                        Rochester Fund Municipals
                                                                        Limited Term New York Municipal Fund

-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)

                                Money Market Fund                       Cash Reserves

(1.) Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
(2.) On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."
(3.) Available to investors only in certain states.
(4.) An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                         35 OPPENHEIMER WORLD BOND FUND

 THIS PAGE INTENTIONALLY LEFT BLANK.

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